1 Copyright © 2024 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. INVESTOR HANDOUT AUGUST 2024 NASDAQ: CINF This presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed. The forward-looking information in this presentation has been publicly disclosed, most recently on July 25, 2024, and should be considered to be effective only as of that date. Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date. Reconciliations of non-GAAP measures are in our most recent quarterly earnings news release, which is available at cinfin.com/investors.

STRATEGY OVERVIEW

- Competitive advantages:
  - Relationships leading to agents' best accounts
  - Financial strength for stability and confidence
  - Local decision making and claims excellence

- Other distinguishing factors:
  - 63 years of shareholder dividend increases
  - Common stocks are approximately 43% of investment portfolio
  - More than 30 years of favorable reserve development

CUMULATIVE TOTAL RETURN*


Cincinnati Financial Corporation
S&P 500 Index
S&P Composite 1500 Property & Casualty Insurance Index
$139
$131
$124
$119
$156
$130
$159
$200
$154
$146
$164
$176
$152
$207
$195
$188
$239
$239
2019
2020
2021
2022
2023
YTD 7-29-24

* $100 invested on December 31, 2018, in CINF stock or indexes shown, including reinvestment of dividends.
Periods shown represent each respective fiscal year ending December 31.

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Copyright © 2024 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission.

3 Copyright © 2024 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. LONG-TERM VALUE CREATION • Targeting average Value Creation Ratio of 10% to 13% over the next five-year period • Value creation ratio (VCR) = annual rate of growth in book value plus the percentage of dividends to beginning book value • VCR for 2019 through 2023 averaged 15.2% • Three performance drivers: • Premium growth above industry average • Combined ratio consistently within the range of 92% to 98% • Investment contribution • Investment income growth • Compound annual total return for equity portfolio over five-year period exceeding return for S&P 500 Index INCREASE VALUE FOR SHAREHOLDERS MEASURED BY VALUE CREATION RATIO -20% -10% 0% 10% 20% 30% 40% -20% -15% -10% -5% 0% 5% 10% 15% 20% 25% 30% 2019 2020 2021 2022 2023 VCR - Investment Income & Other VCR - P&C Underwriting VCR - Bond Portfolio Gains VCR - Equity Portfolio Gains Total Shareholder Return (TSR) Actual VCR: 30.5% 14.7% 25.7% (14.6)% 19.5% Target for the next five-year period: Annual VCR averaging 10% to 13% V al u e C re at io n R at io To ta l S h ar eh o ld er R et u rn

4 Copyright © 2024 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. PERFORMANCE TARGETS & TRENDS • 8.2% VCR for YTD 6-30-24, on an annualized basis, exceeds annual target: 10% to 13% annual average over the next five-year period • 4.0% contribution from net income before investment gains • 4.2% contribution from non-operating items, including 4.9% from equity securities portfolio investment gains • Related performance drivers at YTD 6-30-24 compared with long-term targets: • 13% growth in P&C net written premiums, vs. 9% full-year 2024 projection for the industry • 96.1% combined ratio, within our 92% to 98% long-term target range • 13% investment income growth exceeded 7.6% five-year CAGR as of year-end 2023 • Growth from underwriting operations drove operating cash flow • $1.095 billion in net cash flow from operating activities, up 33% SECOND-QUARTER 2024 HIGHLIGHTS • EPS of $1.98 per share vs. $3.38 per share in 2Q23 • Non-GAAP operating income increased 7% to $204 million • $1.59 of the $1.40 EPS decrease vs. 2Q23 was from the change in the fair value of equity securities still held • Investment income rose 10% • Interest income was up 18%, dividend income was down 1% • Property casualty net written premiums grew 14% • Higher average renewal pricing: commercial lines up near the low end of the high-single- digit percentage rate, personal lines and E&S up at the high-single-digit percentage rate • Combined ratio of 98.5%, 0.9 percentage points higher than 2Q23 • 2Q24 increase included less benefit from favorable reserve development on prior accident years that offset lower catastrophe losses

5 Copyright © 2024 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. STRATEGIES FOR LONG-TERM SUCCESS • Financial strength for consistent support to agencies • Diversified fixed-maturity portfolio, laddered maturity structure • No corporate exposure exceeded 0.7% of total bond portfolio at 6-30-24, no municipal exposure exceeded 0.2% • 43.3% of investment portfolio in common stocks to grow book value • No single security exceeded 8.9% of publicly traded common stock portfolio • Portfolio composition helps mitigate anticipated effects of inflation and a rise in interest rates • Low reliance on debt, with 6.0% debt-to-total-capital at 6-30-24 • Nonconvertible, noncallable debentures due in 2028 and 2034 • Capacity for growth with premiums-to-surplus at 1.1-to-1 • Operating structure reflects agency-centered model • Field focus – staffed for local decision making, agency support • Superior claims service and broad insurance product offerings • Profit improvement and premium growth initiatives MANAGE INSURANCE PROFITABILITY • Ongoing underwriting expertise enhancement • Predictive modeling tools and analytics to improve property casualty pricing precision and segmentation on an individual policy basis • Data management for better underwriting and more granular pricing decisions • Associate specialization and augmentation aimed at lowering loss ratios • Improving efficiencies and ease of use with technology • Streamlines processing for agencies and the company • Helps optimize personalized service • Investing for the future • To improve profitability with rate adequacy and risk selection/loss control initiatives • To diversify risk by expanding operations into new geographies and product areas • Strategic investments with modest short-term effects on expense ratios • 15% increase in field associates since the end of 2018, supporting healthy premium growth

DRIVE PREMIUM GROWTH

- New agency appointments bring potential for growth over time
  - 300 appointed in 2023, including 84 for personal lines only, writing an estimated $14 billion in aggregate of annual property casualty premiums from all carriers they represent
  - 177 appointed YTD 6-30-24 marketing most or all lines, 60 personal lines only
- Expanding marketing and service capabilities
  - Enhanced marketing, products and services for personal lines Cincinnati Private Client[SM] brand
    - $1.257 billion in full-year 2023 Cincinnati Private Client net written premiums, up 37% from 2022
    - $802 million YTD 6-30-24 Cincinnati Private Client net written premiums, up 38% from YTD 6-30-23
  - Increased opportunities for agencies to cross-serve their clients to meet insurance needs
  - Expansion of reinsurance assumed through Cincinnati Re® to further deploy capital, diversify risk
  - Cincinnati Global Underwriting Ltd.[SM] producing profitable premium growth over time
- 13% growth in YTD 6-30-24 P&C net written premiums
  - Commercial up 7%, Personal up 31%, E&S up 12%, Cincinnati Re flat, Cincinnati Global up 2%
  - Higher average renewal pricing (percentage rate increases): commercial lines low end of the high-single-digits, personal lines and E&S up high-single-digits
  - Term life insurance earned premiums up 2%

SELECT GROUP OF AGENCIES IN 46 STATES

2,171 agency relationships with 3,260 locations

(as of June 30, 2024)



P&C Market Share:
- 1% and higher
- Less than 1%
- Inactive states
- Headquarters

Our Commercial Top Five = 36%
Ohio, Illinois, Pennsylvania, North Carolina, Indiana

Our Personal Top Five = 46%
Ohio, New York, California, Georgia, Illinois

Market Share Top Five
Ohio: 4.3%
Montana: 2.8%
Vermont: 2.4%
Kentucky: 2.2%
Indiana: 2.1%

Based on 2023 data excluding A&H, Flood and Crop

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PREMIUM GROWTH POTENTIAL

STEADILY INCREASE OUR SHARE WITHIN APPOINTED AGENCIES

► Cincinnati's share of $140 billion total* premiums (including approximately $6 billion E&S) produced by currently appointed agencies is approximately 5%.


Market share per agency reporting location by year appointed
Based on 2023 standard market P&C agency written premiums
(Excludes excess and surplus lines)
0.3%
1.3%
3.1%
8.4%
1 year or less
2-5 years
6-10 years
10 years or more

► New appointments also drive premium growth opportunity

- Agency relationship net count increased by 50% since the end of 2013
- Agencies appointed during 2019-23 produce $52 billion total* of standard lines business

* Estimated annual property casualty premiums written with all carriers represented by agencies appointed by Cincinnati Insurance

MARKET FOR 75% OF AGENCY'S TYPICAL RISKS

2023 NET EARNED PREMIUMS


Consolidated
$7.958 Billion
Commercial Lines 53%
E&S Lines 7%
Life 4%
Other 10%
Personal Lines 26%
Property Casualty
$7.645
Billion
Cincinnati Global 3%
Cincinnati Re 7%
Excess & Surplus 7%
Homeowner 14%
Personal Auto 9%
Other Comm 5%
Other Personal 4%
Workers' Compensation 4%
Commercial Property 17%
Commercial Auto 11%
Commercial Casualty 19%

Approximately 15% of commercial premiums = policies with average annual premiums <$10,000 & 35% >$100,000; 84% HO accounts include auto

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8 Copyright © 2024 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. CINCINNATI FINANCIAL AT A GLANCE • Top 25 U.S. P&C insurer • A.M. Best rating: A+ Superior • $8.0 billion 2023 premiums: 53% Commercial 26% Personal 7% Excess & Surplus 4% Life 7% Cincinnati Re 3% Cincinnati Global • Agency-centered business model is time-tested • Agency relationships strengthened over time by in-person approach • Local decision-making operating structure is difficult to replicate • Centralized organization versus branch office structure contributes to low expense ratio • 63 consecutive years of shareholder dividend increases • We believe only seven U.S. public companies can match this record • 8% increase from 2Q23 ordinary cash dividends declared • Yield is attractive, 2.6% in early-August 2024 Income, Dividend & Cash Flow Trends Reserve Adequacy & Prior Accident Year Development Pricing Precision, Premium Growth & Profit Trends Investment Portfolio Management & Performance Reinsurance Ceded Program & Additional Agency Statistics Financial Strength Ratings & Valuation Comparison to Peers Appendix

9 Copyright © 2024 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. INCOME AND SHAREHOLDER DIVIDENDS -$5.00 -$3.00 -$1.00 $1.00 $3.00 $5.00 $7.00 $9.00 $11.00 $13.00 $15.00 $17.00 2019 2020 2021 2022 2023 6 mos 23 6 mos 24 Non-GAAP Operating Income Net Income Ordinary dividends declared Per share basis 2019 net income included $7.90 net investment gain while 2018 included $1.94 net investment loss 2021 net income included $11.69 net investment gain while 2022 included $7.30 net investment loss STRONG OPERATING CASH FLOW CONTRIBUTED TO $680M OF YTD 6-30-24 NET PURCHASES IN INVESTMENT PORTFOLIO $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 2019 2020 2021 2022 2023 6 mos 23 6 mos 24 (In millions)

10 Copyright © 2024 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. CASH DIVIDEND PAYOUT RATIO STRONG CAPITAL, CASH FLOW SUPPORT PAYOUT LEVELS 0% 20% 40% 60% 80% 100% 120% 2014 2015 2016 2017* 2018 2019 2020 2021 2022** 2023 Dividend Payout Ratio – Net Income Dividend Payout Ratio – Operating Income 34% average payout for 2014 through 2023 (net income basis) • * 2017 net income included $495 million benefit from net deferred income tax liability revaluation due to U.S. tax reform • ** 2022 ratio to net income not shown and is not meaningful due to negative net income of $486 million DIVIDEND AS A PERCENTAGE OF NET CASH FLOW FROM OPERATIONS 0% 5% 10% 15% 20% 25% 30% 35% 40% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

11 Copyright © 2024 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. PROPERTY CASUALTY RESERVES FAVORABLE DEVELOPMENT FOR MORE THAN 30 CONSECUTIVE YEARS $5,746 $6,400 $6,902 $7,931 $8,613 2019 2020 2021 2022 2023 Reserve range at 12-31-23 Low end $7,926 High end $8,704 Carried at 88th percentile (In millions) Values shown are carried loss and loss expense reserves net of reinsurance Vertical bar represents reasonably likely range Calendar year development (Favorable) ($248) ($131) ($428) ($159) ($215) GREATER PRICING PRECISION IMPROVING PROFIT MARGINS 65% 70% 75% 80% 85% 90% 0% 5% 10% 15% 20% Most adequately priced Near (+ or -) price adequacy Least adequately priced Policy retention P o lic y re te n ti o n A ve ra ge r e n e w al p ri ce c h an ge Commercial auto 2023 renewal price increase averages and policy retention by modeled pricing segments illustrates pricing precision effects Most adequate refers to policies that need less price increase based on pricing adequacy of expiring premium per pricing models

12 Copyright © 2024 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. COMMERCIAL UMBRELLA RATIOS – ACTUAL PAID AT 48 MONTHS LOSS & ALAE BY ACCIDENT YEAR, DEVELOPED THROUGH 12-31-23 L in e s = R a tio fo r P a id a t V a rio u s M e a su re m en t P o in ts B a rs = E st im a te d U lti m a te L o ss & A L A E R a tio to E a rn e d P re m iu m s 36.7% 33.1% 42.1% 43.1% 46.6% 63.2% 46.1% 55.1% 72.5% 69.9% 39.1% 31.8% 39.9% 39.6% 40.7% 52.8% 32.9% 21.5% 10.0% 3.6% 23.5% 19.3% 29.4% 26.7% 26.8% 42.4% 32.9% 9.2% 15.4% 20.9% 20.7% 22.2% 25.6% 23.7% 21.5% 5.8% 6.4% 10.8% 10.1% 12.3% 9.2% 6.1% 7.9% 10.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 75% 2014 2015 2016 2017 2018 2019 2020 '21@36mo '22@24mo '23@12mo Total Loss & ALAE Paid-developed to date Paid 48 mo Paid 36 mo Paid 24 mo AY17 & AY18 paid ratio at 48 months was more stable following increase for experience by AY16 at 48 months Umbrella paid losses for AY19 rose sharply during 2022 Until ultimate losses for more recent accident years are more clear, we intend to remain prudent in reserving COMMERCIAL CASUALTY EXCLUDING UMBRELLA – ACTUAL PAID AT 48 MONTHS LOSS & ALAE BY ACCIDENT YEAR, DEVELOPED THROUGH 12-31-23 COVERAGES OTHER THAN UMBRELLA REPRESENT APPROXIMATELY 2/3 OF PREMIUMS EARNED L in e s = R a tio fo r P a id a t V a rio u s M e a su re m en t P o in ts B a rs = E st im a te d U lti m a te L o ss & A L A E R a tio to E a rn e d P re m iu m s 55.4% 58.7% 53.4% 55.2% 62.2% 61.3% 53.2% 54.8% 58.9% 61.2% 51.5% 53.2% 48.9% 47.8% 49.7% 42.5% 28.0% 18.8% 9.9% 2.9% 33.8% 32.5% 32.4% 31.2% 34.4% 32.9% 28.0% 22.5% 21.8% 22.1% 22.3% 24.1% 22.6% 19.4% 18.8% 12.4% 12.6% 12.5% 11.9% 14.4% 13.4% 10.1% 10.7% 9.9% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% 65% 2014 2015 2016 2017 2018 2019 2020 '21@36mo '22@24mo '23@12mo Total Loss & ALAE Paid-developed to date Paid 48 mo Paid 36 mo Paid 24 mo Paid ratios at 48 months have been fairly stable over time Assumes elevated ratios for commercial umbrella for AY18 & AY19 may also occur for general liability or other commercial casualty coverages, despite fairly stable paid ratio pattern so far through 2023

13 Copyright © 2024 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. PREMIUM GROWTH VS. INDUSTRY 9.9% 5-YEAR CAGR EXCEEDED INDUSTRY’S 6.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2019 2020 2021 2022 2023 Cincinnati Estimated industry excluding mortgage and financial guaranty (A.M. Best) Property casualty net written premium growth OUTPERFORMING THE INDUSTRY FIVE-YEAR AVERAGE COMBINED RATIO 6.9 POINTS BETTER 75% 80% 85% 90% 95% 100% 105% 2019 2020 2021 2022 2023 Cincinnati – excl. cat. losses Est. Industry (A.M. Best) – excl. cat. Losses Cincinnati – incl. cat. losses Est. Industry (A.M. Best) – incl. cat. Losses Cincinnati’s historical catastrophe loss annual averages as of 12-31-23: 5-year = 8.8%, 10-year = 7.7% Statutory combined ratio Industry data excludes mortgage and financial guaranty

14 Copyright © 2024 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. INVESTMENT INCOME 13% GROWTH YTD 6-30-24: INTEREST UP 19%, DIVIDENDS UP 4% (PRETAX) $500 $550 $600 $650 $700 $750 $800 $850 $900 2019 2020 2021 2022 2023 (In millions) Pretax bond yield: 4.10% 4.06% 4.05% 4.05% 4.39% (Bonds at amortized cost) Pretax book yield for bonds acquired: 5.01% in 2022, 6.13% in 2023 Pretax book yield as of 12-31-23 for bonds maturing in 2024=4.36%, 2025=4.76%, 2026=4.94% Portion of bond portfolio maturing: 7.0% in 2024, 8.2% in 2025, 7.7% in 2026, 15.3% in 2027-28 INVESTMENT PORTFOLIO INVEST FOR INCOME AND APPRECIATION Taxable Fixed Maturities $10.584 Tax-Exempt Fixed Maturities $3.825 Common Equities $11.283 Preferred Equities $0.351 Investment leverage: 208% at June 30, 2024 Bond portfolio fair value exceeds insurance reserves liability by approximately 15% $26.0 billion fair value at June 30, 2024 (in billions)

DIVERSIFIED EQUITY PORTFOLIO*

BALANCES INCOME STABILITY & CAPITAL APPRECIATION POTENTIAL

June 30, 2024

Sector	CFC	S&P 500 Weightings
Information technology	**36.3%**	32.4%
Financial	**13.1**	12.4
Industrials	**11.9**	8.1
Healthcare	**10.7**	11.7
Consumer staples	**6.8**	5.8
Consumer discretionary	**6.6**	10.0
Energy	**4.3**	3.6
Materials	**4.2**	2.2
Utilities	**2.7**	2.3
Real estate	**2.1**	2.2
Telecomm services	**1.3**	9.3

Portfolio Highlights at 6-30-24

- Microsoft is largest holding
  - 8.9% of publicly traded common stock portfolio
  - 3.8% of total investment portfolio
  - Next four largest holdings, totaling 22.0% of publicly traded common stock portfolio: Apple, Broadcom, JPMorgan and UnitedHealth
- 4% increase in YTD 6-30-24 dividend income
- Appreciated value from cost totaled $7.4 billion (pretax)
- Annual portfolio returns: (2023 & 2022) 15.2% & (10.9%) [S&P 500: 26.3% & (18.1%)]

* Publicly traded common stock portfolio with 62 holdings (excludes private equity)

BOND PORTFOLIO RISK PROFILE

$14.409 BILLION AT JUNE 30, 2024

- Credit risk – A2/A average rating
  - 96.6% are rated investment grade by nationally recognized statistical rating organizations
- Interest rate risk
  - 4.4 years effective duration, 8.5 years weighted average maturity
  - Generally laddered maturity structure
    - 23% of year-end 2023 portfolio matures by the end of 2026, 38% by 2028, 63% by 2033
  - With 43.3% of the investment portfolio invested in common stocks at 6-30-24 we estimated shareholders' equity would decline 4.1% if interest rates were to rise by 100 basis points
- Bond portfolio is well-diversified
  - Largest issuer (corporate bond) = 0.7% of total bond portfolio
  - Municipal bond portfolio, well-diversified with approximately 1,800 issuers
    - $3.825 billion with an average rating of Aa2/AA by Moody's and S&P Global

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16 Copyright © 2024 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. SOLID REINSURANCE CEDED PROGRAM BALANCES COSTS WITH SHAREHOLDERS’ EQUITY PROTECTION Coverage & Retention Summary (As of January 1, 2024) Major Treaties (Estimated 2024 ceded premiums) For a single event: • Retain 100% of first $200 million in losses • Retention varies between $200 million & $1.2 billion • Max exposure for $1.2 billion event = $423 million • PML – combined including Cincinnati Re & Cincinnati Global 1-in-100 year event = 4.7% 1-in-250 year = 7.0% (% of shareholders’ equity at 12-31-23) Property catastrophe ($76 million) • Treaty has one reinstatement provision • Cincinnati Re has separate catastrophe excess of loss coverage • $60 million total available aggregate limit in excess of $80 million per loss • Cincinnati Global has separate treaties for reinsurance For a single loss: • Retain 100% of first $10 million in losses • Retain 0% of losses $10-100 million • Facultative reinsurance for >$100 million Property per risk & $50 million property excess treaties ($80 million) For a single loss: • Retain 100% of first $10 million in losses • Retain 0% of losses $10-25 million • Facultative reinsurance for >$25 million Casualty per occurrence ($20 million) Workers’ comp, extra-contractual & clash coverage: • $25 million excess of $25 million (first excess treaty) • $20 million excess of $50 million (second treaty) Casualty excess treaties ($4 million for two treaties combined) Primary reinsurers are Swiss Re, Munich Re, Hannover Ruck, Partner Re, TransRe and Lloyd’s of London ADDITIONAL AGENCY STATISTICS • 43% of 3,116 year-end 2023 reporting locations include: • 26% private equity, 12% national brokers, 5% banks • Private equity percentage more than doubled compared with year-end 2018 • National brokers up 4 percentage points, banks down 1 point compared with year-end 2018 • 2023 contribution to new business written premiums (standard lines market) • 27% private equity-owned agencies 15% national brokers • 5% bank-owned 53% privately-owned or regional/cluster agencies • 6.3% for largest contributor, among the largest are: • Acrisure, A.J. Gallagher, Assured Partners, BroadStreet Partners, HUB, Keystone, MMA, SecureRisk, USI • 108 locations acquired during 2023, including: • 55 by a private equity firm, 23 by a regional or national broker, 17 by another Cincinnati agency, 12 by a non-Cincinnati agency, 1 by a bank

17 Copyright © 2024 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. FINANCIAL STRENGTH RATINGS COMPARISON S&PA.M. Best A+A+Cincinnati -A++Auto Owners AAA++Travelers A+A+Acuity AAA+Fireman's Fund A+A+Hartford AA+Selective -AAllied -ACentral Mutual A+ACNA -AEMC -AFrankenmuth A+AGeneral Casualty AAHanover A+AHarleysville AALiberty Mutual AASafeco AAState Auto -AWest Bend -AWestfield AAZurich -A-United Fire Group Source: S&P Global Market Intelligence as of July 8, 2024. Ratings are under continuous review and subject to change and/or affirmation. VALUATION COMPARISON TO PEERS 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 2.2 2.4 2.6 2.8 3.0 3.2 3.4 3.6 3.8 Ratio of closing price on 08-12-24 to latest reported tangible book value